EXHIBIT 2.1

           PLAN OF REORGANIZATION DATED AS OF ________, 1997
                 AMONG REGISTRANT, PREMIER BANK AND
                PREMIER INTERIM BANK -- INCORPORATED
            HEREIN BY REFERENCE AND FILED AS EXHIBIT A TO
               THE PROXY STATEMENT/PROSPECTUS INCLUDED
                   IN THIS REGISTRATION STATEMENT